UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007 (October 24, 2007)

CIBER, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23488	38-2046833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 220-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K of CIBER, Inc. (the “Company”) dated October 24, 2007 (filed October 25, 2007), pursuant to Instruction 2 to Item 5.02 of Form 8-K, to provide information that was not available at the time of the original Form 8-K. The original Form 8-K was filed to report the appointment of Peter Cheesbrough as Executive Vice President and Chief Financial Officer of the Company, effective as of October 31, 2007.

Item 5.02(c). Appointment of Certain Officers.

Related to his new position with the Company, Mr. Cheesbrough and the Company have entered into an employment agreement dated October 31, 2007, that covers the terms of Mr. Cheesbrough’s employment with the Company. This agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01(d). Exhibits.

99.1         Employment agreement with Peter Cheesbrough dated October 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIBER, Inc.

Date:	November 1, 2007	By:	/s/ Mac J. Slingerlend
Mac J. Slingerlend
Chief Executive Officer, President and Secretary